July 21, 2025

Global X PureCapSM MSCI Information Technology ETF

NYSE Arca: GXPT

2025 Summary Prospectus

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus and other information about the Fund (including the Fund’s Statement of Additional Information and most recent reports to shareholders) online at http://www.globalxetfs.com/funds/gxpt. You can also get this information at no cost by calling 1-888-493-8631 or by sending an e-mail request to info@globalxetfs.com or from your financial intermediary. The Fund’s Prospectus and Statement of Additional Information, both dated July 15, 2025, as amended and supplemented from time to time, are incorporated by reference into (legally made a part of) this Summary Prospectus.

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Global X PureCapSM MSCI Information Technology ETF

Ticker: GXPT Exchange: NYSE Arca

INVESTMENT OBJECTIVE

The Global X PureCapSM MSCI Information Technology ETF (the "Fund") seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI USA Information Technology Index ("Underlying Index").

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares (“Shares”) of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:	0.25%
Distribution and Service (12b-1) Fees:	None
Other Expenses:[1]	0.00%
Total Annual Fund Operating Expenses:	0.25%

1    Other Expenses are based on estimated amounts for the current fiscal year.

Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years
$26	$80

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. This is a new fund and does not yet have a portfolio turnover rate to disclose.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes (if any), in the Information Technology sector. This is accomplished by investing in the component securities of the Underlying Index or in investments (either directly or indirectly through exchange traded funds (“ETFs”)) that have, either individually or in the aggregate, economic characteristics that are similar to the economic characteristics of the Underlying Index's component securities. The Fund's 80% investment policy is non-fundamental and requires 60 days prior written notice to shareholders before it can be changed.

The Underlying Index is designed to track the performance of U.S. securities included in the MSCI USA Index that fall within the Information Technology sector based on the MSCI and S&P Dow Jones Indices' Global Industry Classification Standard (GICS®), as determined by MSCI Inc. (“MSCI” or the "Index Provider"). As of July 1, 2025, the Underlying Index had 86 constituents with a market capitalization between $11.6 billion and $3.7 trillion.

The Underlying Index, which rebalances and is reconstituted on a quarterly basis, implements a free float market capitalization weighting methodology that does not impose maximum weight constraints on individual securities, which enables greater exposure to securities classified by GICS® as Information Technology companies than would otherwise be possible if maximum weight constraints were imposed (so-called “PureCap” exposure to the Information Technology sector). Free float market capitalization measures a company’s market capitalization by multiplying the equity’s price by the number of its shares readily available to be traded in the market (“free float”). As part of the investment strategy, the Fund may also invest in ETFs that track the performance of companies within the Information Technology sector

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or companies that, either individually or in the aggregate, invest in securities that collectively have an investment profile similar to the Underlying Index's component securities in terms of key risk factors, performance attributes and other economic characteristics. Rebalancing refers to regular adjustments made to the weights of existing constituents within an index consistent with the methodology of that index, whereas reconstituting refers to the process of adding or removing the constituent securities of an index. The selection of the components of the Underlying Index is made by the Index Provider based on its proprietary methodology. The Fund’s portfolio is generally rebalanced and reconstituted in accordance with the Underlying Index.

As defined by GICS®, the Information Technology sector is comprised of "companies that offer software and information technology services, manufacturers and distributors of technology hardware and equipment such as communications equipment, cellular phones, computers and peripherals, electronic equipment and related instruments, and semiconductors and related equipment and materials."

The Underlying Index is created and sponsored by the Index Provider. Any determinations related to the constituents of the Underlying Index are made by the Index Provider and are independent of the Fund's portfolio managers. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index.

The Adviser uses an indexing approach to try to achieve the Fund's investment objective. Unlike many investment companies, the Fund does not try to outperform the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Fund generally uses a representative sampling strategy with respect to the Underlying Index. "Representative sampling" is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index's component securities in terms of key risk factors, performance attributes and other characteristics. These include market capitalization and other financial characteristics of securities. Under normal circumstances, at least 80% of the Fund's net assets, plus the amount of any borrowings for investment purposes (if any), will be invested in (i) component securities of the Underlying Index and (ii) investments that have economic characteristics that, either individually or when combined, are similar to the economic characteristics of such component securities. In seeking to maintain an investment profile similar to the Underlying Index, the Fund may invest in leveraged single-stock ETFs. Leveraged single-stock ETFs seek to deliver multiples of the daily performance of a single security.

The Adviser expects that, over time, the correlation between the Fund's performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation.

The Fund concentrates its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. As of July 1, 2025 the Underlying Index was concentrated in the Semiconductors & Semiconductor Equipment industry and the Software industry and had significant exposure to the Information Technology sector.

The Fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. There is no guarantee that the Fund will achieve its investment objective. An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, the Adviser or any of its affiliates. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Funds section of the Prospectus and in the Statement of Additional Information ("SAI").

Asset Class Risk: Securities and other assets in the Underlying Index or otherwise held in the Fund's portfolio may underperform in comparison to the general securities markets, a particular securities market or other asset classes.

Equity Securities Risk: Equity securities are subject to changes in value, and their values may be more volatile than other asset classes, as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.

ETF Investment Risk: The Fund may hold ETFs to gain exposure to certain asset classes.

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As a result, the Fund may be subject to the same risks as the underlying ETFs, including the risk that the underlying ETF’s shares trade at a premium or discount to NAV and the risk that an underlying ETF may fail to achieve its investment objective, which may adversely affect the value of the Fund’s investment in the underlying ETF and the overall performance of the Fund. Because the value of an underlying ETF's shares depends on the demand in the market, the Adviser may not be able to liquidate the Fund’s holdings in those shares at the most optimal time, thereby adversely affecting the Fund’s performance.

With respect to underlying ETFs that seek to track an underlying index, while the risks of owning shares of an underlying ETF generally reflect the risks of owning the underlying securities of the index the ETF is designed to track, lack of liquidity in the underlying ETF can result in its value being more volatile than the underlying portfolio securities. Further, an underlying ETF that tracks an index may also experience tracking error. Underlying ETFs in which the Fund invests may be non-diversified under the Investment Company Act of 1940 (“1940 Act”). This means that there is no restriction under the 1940 Act on how much the Underlying ETF may invest in the securities of a single issuer. Therefore, the value of the Underlying ETF’s shares may be volatile and fluctuate more than shares of a diversified fund that invests in a broader range of securities.

In addition, investments in the securities of underlying ETFs may involve duplication of advisory fees and certain other expenses.

Capitalization Risk: Investing in issuers within the same market capitalization category carries the risk that the category may be out of favor due to current market conditions or investor sentiment.

Large-Capitalization Companies Risk: Large-capitalization companies may trail the returns of the overall stock market. Large-capitalization stocks tend to go through cycles of doing better - or worse - than the stock market in general. These periods have, in the past, lasted for as long as several years.

Mid-Capitalization Companies Risk: Mid-capitalization companies may have greater price volatility, lower trading volume and less liquidity than large-capitalization companies. In addition, mid-capitalization companies may have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than large-capitalization companies.

Cybersecurity Risk: With the increased use of technologies such as the Internet to conduct business, the Fund, like all companies, may be susceptible to operational, information security and related risks. Cybersecurity incidents involving the Fund and its service providers (including, without limitation, the Adviser, fund accountant, custodian, transfer agent and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages, governmental and other regulatory authorities, exchanges and other financial market operators, banks, brokers, dealers, insurance companies, other financial institutions and other parties. The Fund and its shareholders could be negatively impacted as a result.

Focus Risk: Because the Underlying Index focuses in investments related to a particular industry or group of industries, the Fund will also focus its investments to approximately the same extent. Similarly, because the Underlying Index has significant exposure to one or more sectors, the Fund’s investments will likely have significant exposure to such sectors. As a result, the value of the Fund’s investments may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries or sectors. The Fund's performance is expected to be particularly impacted by:

Risks Related to Investing in the Semiconductors and Semiconductor Equipment Industry: The semiconductors and semiconductor equipment industry is highly competitive, and certain companies in this industry may be restricted from operating in certain markets due to the sensitive nature of these technologies. Companies in this space generally seek to increase silicon capacity, improve yields, and reduce die size in their product designs which may result in significant increases in worldwide supply and downward pressure on prices. Companies involved in the semiconductors and semiconductor equipment industry face increased risk from trade agreements between countries that develop these technologies and countries in which customers of these technologies are based. Lack of resolution or potential imposition of trade tariffs may hinder the companies’ ability to successfully deploy their inventories. The success of such companies frequently depends on the ability to develop and produce competitive new semiconductor technologies. Companies in this industry frequently undertake substantial research and development expenses in order to remain competitive, and a failure to successfully demonstrate advanced functionality and performance can have a material impact on the company’s business.

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Risks Related to Investing in the Software Industry: The software industry can be significantly affected by intense competition, aggressive pricing, technological innovations, and product obsolescence. Companies in the application software industry, in particular, may also be negatively affected by the decline or fluctuation of subscription renewal rates for their products and services, which may have an adverse effect on profit margins. Companies in the systems software industry may be adversely affected by, among other things, actual or perceived security vulnerabilities in their products and services, which may result in individual or class action lawsuits, state or federal enforcement actions and other remediation costs.

Risks Related to Investing in the Information Technology Sector: Companies in the information technology sector are subject to rapid changes in technology product cycles; rapid product obsolescence; government regulation; and increased competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Information technology companies and companies that rely heavily on technology tend to be more volatile than the overall market and also are heavily dependent on patent and intellectual property rights. In addition, information technology companies may have limited product lines, markets, financial resources or personnel.

Geographic Risk: A natural, biological or other disaster could occur in a geographic region in which the Fund invests, which could affect the economy or particular business operations of companies in the specific geographic region, causing an adverse impact on the Fund’s investments in the affected region or in a region economically tied to the affected region. The securities in which the Fund invests and, consequently, the Fund are also subject to specific risks as a result of their business operations, including, but not limited to:

Risk of Investing in Developed Markets: The Fund’s investment in a developed country issuer may subject the Fund to regulatory, political, currency, security, economic and other risks associated with developed countries. Developed countries tend to represent a significant portion of the global economy and have generally experienced slower economic growth than some less developed countries. Certain developed countries have experienced security concerns, such as terrorism and strained international relations. Incidents involving a country’s or region’s security may cause uncertainty in its markets and may adversely affect its economy and the Fund’s investments. In addition, developed countries may be impacted by changes to the economic conditions of certain key trading partners, regulatory burdens, debt burdens and the price or availability of certain commodities.

Risk of Investing in the United States: A decrease in imports or exports, changes in trade regulations and/or an economic recession in the U.S. may have a material adverse effect on the U.S. economy. For additional details on these risks, please see Market Risk.

Indexing Strategy Risk: The Fund is generally not actively managed, and the Adviser does not attempt to take defensive positions in declining markets. Unlike many investment companies, the Fund does not seek to outperform its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming. Additionally, if a constituent of the Underlying Index were removed, even outside of a regular rebalance of the Underlying Index, the Adviser anticipates that the Fund would sell such security. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

Index-Related Risk: There is no guarantee that the Fund will achieve a high degree of correlation to the Underlying Index and therefore achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in index data, index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders.

Management Risk: The Fund may not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. The Adviser’s investment strategy, the implementation of which is subject to a number of constraints, may cause the Fund to underperform the market or its relevant benchmark or adversely affect the ability of the Fund to achieve its investment objective.

Tracking Error Risk: Tracking error may occur because of differences between the instruments held in the Fund's portfolio and those included in the Underlying Index, pricing differences, transaction costs incurred by the Fund, the Fund's holding of uninvested cash, size of the Fund, differences in timing of the accrual of or the valuation of dividends or interest, tax gains or losses, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not.

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Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of such company's securities to decline.

Leveraged ETF Risk: The Fund may invest in leveraged single-stock ETFs, which are exchange-traded funds that provide a multiple (e.g., 2x) of the daily performance of a single company’s stock. These ETFs use derivatives such as swap agreements to achieve their exposure, and typically do not hold the underlying stock directly.

Leveraged single-stock ETFs may use investment techniques and financial instruments that may be considered aggressive, including derivative transactions. An investment in a leveraged single-stock ETF is not the same as an investment in the underlying security. The performance of leveraged single-stock ETFs over long periods of time can differ significantly from the performance of the underlying security during the same period of time. This effect can be magnified in volatile markets, and the Fund’s investments may appreciate or decrease significantly in value over short periods of time, which may in turn impact the value of an investment in the Fund.

Market Risk: Turbulence in the financial markets and reduced liquidity may negatively affect issuers, which could have an adverse effect on the Fund. If the securities held by the Fund experience poor liquidity, the Fund may be unable to transact at advantageous times or prices, which may decrease the Fund’s returns. In addition, there is a risk that policy changes by central governments and governmental agencies, including the U.S. Federal Reserve or the European Central Bank, which could include increasing interest rates, could cause increased volatility in financial markets and lead to higher levels of Fund redemptions from Authorized Participants, which could have a negative impact on the Fund. Beginning in early 2025, the U.S. government’s threats to impose tariffs on goods from Mexico and Canada has heightened tension among trading partners. Further, in response to the U.S. government’s announcement of tariffs on goods from China, the Chinese government has countered with tariffs on U.S. goods, marking the beginning of a potential trade war between the countries. Tariffs on imported goods may increase the cost of certain products and household items, which may in turn dampen consumer spending and result in decreased confidence in the markets. The possibility of additional tariffs being imposed or the outbreak of a trade war may further adversely impact U.S. and international markets. Additionally, political uncertainty regarding U.S. policy, including the U.S. government’s approach to trade, may also impact the markets. Furthermore, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, raising of interest rates, or other events could have a significant impact on the Fund and its investments and trading of its Shares. This increases the risk that monetary policy may provide less support should economic growth slow. Market risk factors may result in increased volatility and/or decreased liquidity in the securities markets. The Fund’s NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.

New Fund Risk: The Fund is a new fund, with no operating history, which may result in additional risks for investors in the Fund. There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board of Trustees may determine to liquidate the Fund. While shareholder interests will be the paramount consideration, the timing of any liquidation may not be favorable to certain individual shareholders. New funds are also subject to Large Shareholder Risk.

Non-Diversification Risk: The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940 ("1940 Act"). As a result, the Fund is subject to the risk that it may be more volatile than a diversified fund because the Fund may invest its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Operational Risk: The Fund is exposed to operational risk arising from a number of factors, including but not limited to human error, processing and communication errors, errors of the Fund's service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Additionally, cyber security failures or breaches of the electronic systems of the Fund, the Adviser, and the Fund's other service providers, market makers, Authorized Participants or the issuers of securities in which the Fund invests have the ability to cause disruptions and negatively impact the Fund's business operations, potentially resulting in financial losses to the Fund and its shareholders. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

Risks Associated with Exchange-Traded Funds: As an ETF, the Fund is subject to the following risks:

Authorized Participants Concentration Risk: The Fund has a limited number of financial institutions that may act as Authorized Participants and engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, such as in times of market stress, Shares may be more likely to trade at a premium or discount to NAV and/or at wider intraday bid-ask spreads, and possibly face trading halts and/or delisting from an exchange.

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Large Shareholder Risk: Redemptions by large shareholders could have a significant negative impact on the Fund. If a large shareholder were to redeem all, or a large portion, of its Shares, there is no guarantee that the Fund will be able to maintain sufficient assets to continue operations in which case the Board of Trustees may determine to liquidate the Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on a national securities exchange and may, therefore, have a material upward or downward effect on the market price of the Shares.

Listing Standards Risk: The Fund is required to comply with listing requirements adopted by the listing exchange. Non-compliance with such requirements may result in the Fund's shares being delisted by the listing exchange. Any resulting liquidation of the Fund could cause the Fund to incur elevated transaction costs and could result in negative tax consequences for its shareholders.

Market Trading Risks and Premium/Discount Risks: Shares of the Fund are publicly traded on a national securities exchange, which may subject shareholders to numerous market trading risks. In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Shares, as well as disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of assets in the Fund or an active trading market for Shares may result in Shares trading at a significant premium or discount to NAV. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. The NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Fund’s Shares fluctuates, in some cases materially, throughout trading hours in response to changes in the Fund’s NAV.

Trading Halt Risk: An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Valuation Risk: The sales price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Underlying Index, particularly for securities that trade in low value or volatile markets or that are valued using a fair value methodology (such as during trading halts). The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

PERFORMANCE INFORMATION

The Fund does not have a full calendar year of performance. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund's returns and comparing the Fund's performance to the Underlying Index. The Fund's performance is not necessarily indicative of how the Fund will perform in the future.

FUND MANAGEMENT

Investment Adviser: Global X Management Company LLC.

Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Nam To, CFA; Wayne Xie; Vanessa Yang, CFA; and Sandy Lu, CFA (“Portfolio Managers”). Messrs. To, Xie and Lu and Ms. Yang have been Portfolio Managers of the Fund since the Fund's inception.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are or will be listed and traded at market prices on a national securities exchange. Shares may only be purchased and sold on the exchange through a broker-dealer. The price of Shares is based on market price, and because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). Only "Authorized Participants" (as defined in the SAI) who have entered into agreements with the Fund's distributor, SEI Investments Distribution Co. ("Distributor"), may engage in creation or redemption transactions directly with the Fund. The Fund will only issue or redeem Shares that have been aggregated into blocks called "Creation Units". The Fund will issue or redeem Creation Units in return for a basket of cash and/or securities that the Fund specifies any day that the national securities exchanges are open for business (“Business Day”). An investor may

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incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). To access information regarding the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads, please go to www.globalxetfs.com.

TAX INFORMATION

The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement such as a 401(k) plan or an individual retirement account ("IRA"), in which case distributions from such tax-advantaged arrangement may be taxable to you.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

The Adviser and its related companies may pay broker-dealers or other financial intermediaries (such as a bank) for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing your broker-dealer, sales persons or other intermediary or its employees or associated persons to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary's website for more information.

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